UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2013
BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC
(Exact name of registrant as specified in its charter)

Texas	333-174226	38-3769404
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)
11451 Katy Freeway, Suite 500
Houston, Texas 77079
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (281) 598-8600
Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit 99.1

Item 2.02	Results of Operations and Financial Condition

Black Elk Energy Offshore Operations, LLC (the ”Company”) will hold a conference call to discuss financial and operational results for year ending 2013. The call is scheduled Tuesday, at 3:00 p.m. Central Time. To participate, dial (800) 736-4594 in the United States or (212) 231-2905 at least ten minutes before the call begins.

Item 9.01	Financial Statements and Exhibits (d) Exhibit
Exhibit        Description
99.1        Press Release issued by Black Elk Energy Offshore Operations, LLC, dated April 3 2014.

Exhibit 99.1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 3, 2014

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC Black Elk Energy, LLC, its sole member

By:	/s/ John Hoffman
	Name:	John Hoffman
	Title:	President and Chief Executive Officer

Exhibit 99.1

EXHIBIT INDEX

Exhibit        Description
99.1        Press Release issued by Black Elk Energy Offshore Operations, LLC, dated April 3 2014.